UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

May 14, 2003

Date of Report (date of earliest event reported)

NPS PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-23272	87-0439579
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

420 Chipeta Way

Salt Lake City, Utah 84108

(Address of principal executive offices)

(801) 583-4939

(Registrant’s telephone number, including area code)

ITEM 7:    Financial Statements and Exhibits

(c)	Exhibits

	Exhibit	Description
	99.1	Press Release issued by NPS Pharmaceuticals, Inc. on May 14, 2003 announcing the Company’s first quarter 2003 financial results.

ITEM 9:    Regulation FD Disclosure (Information below is also being filed under Item 12)

In accordance with SEC Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” On May 14, 2003, NPS Pharmaceuticals, Inc. (the “Company”) issued a press release announcing the Company’s first quarter 2003 financial results. The text of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2003	NPS PHARMACEUTICALS, INC.

	By:	/s/ HUNTER JACKSON
Hunter Jackson CEO, President and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by NPS Pharmaceuticals, Inc. on May 14, 2003 announcing the Company’s first quarter 2003 financial results.